Exhibit 99.9

BOXABL Inc. (NASDAQ: BXBL) Completes Business Combination with

FG Merger II Corp. at $3.5 Billion Valuation

Factory-Built Housing Innovator Officially Becomes a Publicly Traded Company; Merger Closes Following Stockholder Approval Secured on June 9, 2026

Shares will begin trading on the Nasdaq Stock Market under the ticker symbols “BXBL” on July 20, 2026

LAS VEGAS — July 17, 2026 — BOXABL Inc. (“BOXABL” or the “Company”) today announces the successful completion of its previously announced business combination (the “Business Combination”) with FG Merger II Corp. (NASDAQ: FGMC) (“FGMC”), a publicly traded special purpose acquisition company. The Business Combination was approved by FGMC stockholders at a special meeting held on June 9, 2026.

In connection with the closing, FG Merger II Corp. has been renamed “BOXABL Inc.” and the combined company’s common stock is expected to commence trading on the Nasdaq stock market under the ticker symbol BXBL effective Monday, July 20, 2026. Under the terms of the merger, FGMC issued 350 million shares to BOXABL stockholders, representing the $3.5 billion valuation based on a deemed value of $10 per share. Notably, all existing BOXABL shareholders will roll 100% of their equity into the combined company, demonstrating alignment and long-term commitment. Additionally, the Company issued an aggregate of 800,000 shares of common stock to the holders of FGMC’s outstanding rights pursuant to the terms of the rights, and such rights are no longer outstanding or trading on the Nasdaq stock market.

BOXABL aims to disrupt the traditional housing construction industry by delivering affordable, high-quality homes at an accelerated pace. Its flagship product, the 361-square-foot Casita, is a studio unit complete with a full kitchen, bathroom, and utilities, designed to unfold on-site in under an hour. The company also offers the smaller 120-square-foot Baby Box and is developing stackable and connectable models for larger residential structures like townhomes and multifamily units. To date, BOXABL has raised over $230 million from more than 50,000 investors, indicating substantial public interest in its vision.

BOXABL’s founders and Co-CEOs, Paolo and Galiano Tiramani, will continue to lead the combined entity. Paolo Tiramani commented: “The housing market is broken, and nobody was going to fix it. So, we built the factory, engineered the product, and now will have access to the public markets. We are excited to continue working in our mission to solve the housing crisis.” The merger is anticipated to provide BOXABL with enhanced access to capital, enabling it to scale production capabilities, invest in research and development, and address the growing global demand for its innovative building systems.

Transaction Background

On August 4, 2025, BOXABL and FGMC entered into an Agreement and Plan of Merger providing for the two-step transaction. The merger was effected through the merger of FG Merger Sub II Inc. with and into BOXABL (the “First Merger”), followed immediately by the merger of BOXABL with and into FGMC (the “Second Merger”), with FGMC continuing as the surviving public company. Upon the consummation of the Second Merger, the surviving public company was renamed “BOXABL Inc.”

The registration statement on Form S-4 relating to the Business Combination was declared effective by the SEC, and FGMC’s stockholders voted to approve all proposals necessary to effect the Business Combination at the Special Meeting held on June 9, 2026.

Advisors

ThinkEquity served as advisor to FG Merger II Corp. in connection with the business combination. Loeb & Loeb LLP served as legal advisor to FGMC. Maxim Group LLC served as exclusive financial advisor to BOXABL in connection with the business combination. Winston Taylor LLP served as legal advisor to BOXABL.

About BOXABL

BOXABL is transforming the housing market with its modular building systems designed to deliver affordable, high-quality homes at unprecedented speed. Founded in 2017, BOXABL’s innovative approach has attracted worldwide attention as it aims to solve housing challenges for individuals and communities alike. BOXABL’s flagship product, the Casita, is a 361 square foot studio unit with a full kitchen, bathroom, and utilities. The Casita unfolds on-site in less than an hour and is manufactured inside BOXABL’s facilities. BOXABL also has announced the Baby Box, a smaller 120 square foot unit built to RV code, intended for simpler, no foundation setups. BOXABL is also developing stackable and connectable box models that can be combined to form townhomes, multifamily units, or larger single-family homes.

Investor Relations: invest@boxabl.com | boxabl.com/ir

About FG Merger II Corp.

FG Merger II Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. https://fgmerger.com/

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “plan,” “project,” “will,” “estimate,” “intend,” “expect,” “believe,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections of development and commercialization costs and timelines; expectations regarding BOXABL’s ability to execute its business model and the expected financial benefits of such model; expectations regarding BOXABL’s ability to attract, retain, and expand its customer base; BOXABL’s deployment of Casita; BOXABL’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; future ventures or investments in companies, products, services, or technologies; development of favorable regulations and government incentives affecting BOXABL’s markets; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for BOXABL to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of BOXABL and FGMC.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that BOXABL is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; BOXABL’s historical net losses and limited operating history; BOXABL’s expectations regarding future financial performance, capital requirements and unit economics; BOXABL’s use and reporting of business and operational metrics; BOXABL’s competitive landscape; BOXABL’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the capital requirements of BOXABL’s business plans and the potential need for additional future financing; BOXABL’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; BOXABL’s reliance on strategic partners and other third parties; BOXABL’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of FGMC could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement; the outcome of any legal proceedings or government investigations that may be commenced against BOXABL or FGMC; failure to realize the anticipated benefits of the proposed transaction; the ability of FGMC or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in FGMC’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by BOXABL, FGMC or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of BOXABL’s and FGMC’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While BOXABL and FGMC may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in FGMC is not an investment in any of its founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of FGMC, which may differ materially from the performance of our founders’ or sponsors’ past investments.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.